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                                                                    EXHIBIT 10.0

                             BCP MANAGEMENT, INC.
                         1995 LONG-TERM INCENTIVE PLAN


                                I. INTRODUCTION

1.1     Purposes. The purposes of the 1995 Long-Term Incentive Plan (the "Plan")
        --------                                                          ----
of BCP Management Inc., a Delaware corporation (the "General Partner"), are (i)
                                                     ---------------
to align the interests of the unitholders of Borden Chemicals and Plastics Limited Partnership, a Delaware limited partnership (the "Partnership"), and the
                                                          -----------
recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Partnership's growth and success, (ii) to advance the interests of the Partnership by attracting and retaining well-qualified persons who are not officers or employees of the General Partner for service as directors of the General Partner ("Non-Employee Directors"), directors, officers, and employees of the General Partner, and those officers and other employees of Borden, Inc., a New Jersey corporation and the sole stockholder of the General Partner ("Borden"), who render services on behalf of the General
                      ------
Partner, the Partnership and Borden Chemicals and Plastics Operating Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), and
                                                  ---------------------
(iii) to motivate such officers and other employees and non-employee directors to act in the long-term best interests of the Partnership's unitholders. For purposes of this Plan, references to employment with the General Partner shall also mean employment with Borden.

1.2     Certain Definitions.
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        "Agreement" shall mean the written agreement between the General Partner
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and the recipient of an award under this Plan evidencing unit appreciation rights ("UARs") and any Phantom Units credited to the recipient of such UARs
         ----
pursuant to Section 2.2 of this Plan.

        "Base Price" shall mean the amount associated with a UAR that is
         ----------
determined by the Committee at the time of grant in accordance with Section 2.1.

        "Board" shall mean the Board of Directors of the General Partner.
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        "Code" shall mean the Internal Revenue Code of 1986, as amended.
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        "Committee" shall mean the Independent Committee of the Board.
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        "Common Units" shall mean the depositary units representing common
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limited partner interests in the Partnership.

        "Disability" shall mean the inability of the holder of an award to
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perform substantially such holder's duties and responsibilities for a continuous period of at least six months, as determined solely by the Committee.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as
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amended.



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        "Exercise Window Period" shall mean "window periods" established by the
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General Partner for trading in the Securities of the Partnership, each of which window periods shall be an Exercise Window Period under the Plan. The General Partner will inform participants in the Plan of any change in the announced window periods.

        "Fair Market Value" shall mean the average of the high and low
         -----------------
transaction prices of Common Unit as reported on the New York Stock Exchange Composite Transactions on the date as of which such value is being determined, or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion shall at such time deem appropriate.

        "Non-Employee Director" shall mean any director of the General Partner
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who is not an officer or employee of the General Partner, Borden, the
Partnership, the Operating Partnership or any subsidiary of the foregoing.

        "Performance Measures" shall mean the criteria and objectives,
         --------------------
established by the Committee, which shall be satisfied or met as a condition to the grant of a UAR or the crediting of a Phantom Unit or to the exercisability of all or a portion of an award evidencing UARs and/or Phantom Units. Such criteria and objectives may include, but are not limited to, the attainment by a Common Unit of a specified Fair Market Value for a specified period of time, earnings per share, return on equity, earnings, revenues, market share, cash flows or cost reduction goals, or any combination of the foregoing and any other criteria and objectives established by the Committee. In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Partnership or its financial statements or changes in law or accounting principles.

        "Phantom Unit" shall mean a right which entitles the holder thereof to
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receive, upon exercise of such Phantom Unit, cash in an amount equal to the Fair
Market Value of one Common Unit on the date of exercise.

        "Retirement" shall mean, as applicable, retirement from employment with,
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or for, the General Partner on or after age 65, or on or after age 60 with the consent of the General Partner or retirement from service as a director of the General Partner on or after age 60.

        "UAR" shall mean a unit appreciation right which (i) in the event the
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Fair Market Value of one common Unit equals or exceeds the Base Price of such
UAR at the time of exercise of such UAR, entitles the holder thereof to receive, upon exercise of such UAR, cash in an amount equal to the excess of the Fair Market Value of one Common Unit on the date of exercise over the Base Price of such UAR, and (ii) in the event the Fair Market Value of one Common Unit is less than the Base Price of such UAR at the time of exercise of such UAR, results (in accordance with Section 2.3(b) and 4.3(b)), upon exercise of such UAR, in a reduction of the cash payable, by the difference between such Fair Market Value and such Base Price, due to the exercise of Phantom Units in connection with the exercise of such UAR.



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1.3     Administration. This Plan shall be administered by the Committee. UARs may be awarded under this Plan to eligible officers and other employees of the General Partner and Borden, and shall be awarded to Non-Employee Directors in accordance with Article IV. The Committee shall, subject to the terms of this Plan, select eligible officers and other employees for participation in this Plan and determine the form, amount and timing of each award to such persons and the number of UARs subject to such an award, the Base Price associated with a UAR, the time and conditions of exercise of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desireable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

        The Committee may delegate some or all of its power and authority hereunder to the President and Chief Executive Officer or other executive officer of the General Partner as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person.

        A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is presented or (ii) acts approved in writing by a majority of the members of the Committee without a meeting.

1.4     Eligibility. Participants in this Plan shall consist of such officers or
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other employees of the General Partner and Borden as the Committee in its sole discretion may select from time to time. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Non-Employee Directors shall be eligible to participate in this Plan in accordance with
Article IV.

1.5     UARs and Phantom Units Available. Subject to adjustment as provided in
Section 5.6. an annual aggregate of 1.5% of the number of outstanding BCP Common Units as of January 1 of each calendar year beginning January 1, 1995 shall be available to be granted as UARs and Phantom Units under this Plan, reduced by the sum of the aggregate number of UARs and Phantom Units which become subject to outstanding awards during such calendar year. UARs and Phantom Units which are not exercised by reason of the expiration, termination, cancellation or forfeiture of an award shall again be available under this Plan.

                II. UNIT APPRECIATION RIGHTS AND PHANTOM UNITS

        Awards evidencing UARs and Phantom Units shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:



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2.1     Unit Appreciation Rights. The Committee may, in its discretion, grant
        ------------------------
UARs to such eligible persons as may be selected by the Committee. The number of UARs subject to an award shall be determined by the Committee. The Base Price of a UAR shall be determined by the Committee; provided, however, that such Base Price shall not be less than 100% of the Fair Market Value of a Common Unit on the date of grant of such UAR.

2.2     Phantom Units. On the date a cash distribution is made by the
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Partnership to the unitholders of the Partnership, a credit of Phantom Units shall be made to each participant's account under this Plan. The number of Phantom Units credited to a participant's account shall be the number determined by dividing (i) the product of (A) the aggregate number of UARs and Phantom Units held in such participant's account immediately prior to the cash distribution, multiplied by (B) the amount of the cash distribution per Common Unit by (ii) the Fair Market Value of a Common Unit on the date of the cash distribution.

2.3     Exercise Provisions.
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        (a)  Exercisability. Subject to Article III and unless otherwise
             ---------------
specified in the Agreement relating to such award, one-half (50%) of the UARs and any Phantom Units related thereto subject to such award shall become exercisable on the date which is two years after the date of grant of such UARs, and on the date which is three years after the date of grant of such UARs, all UARs and any Phantom Units related thereto which are then unexercisable shall become exercisable.

        (b)  Exercise Period and Exercisability. An award under this Plan shall
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be settled solely in cash.  The period during which an award may be exercised shall be determined by the Committee; provided, however, that, unless otherwise specified in the Agreement relating to an award, an award may be exercised only during an Exercise Window Period, an election to exercise may be subject to the approval of the Company and no award shall be exercised later than seven years after its date of grant. Unless otherwise specified in the Agreement relating to an award, Phantom Units may only be exercised in connection with an exercise of UARs (although in order to exercise the Phantom Units related to a UAR, a participant may exercise a UAR even if at the time of such exercise, the Fair Market Value of one Common Unit is less than the Base Price of such UAR, in which event the amount payable due to the exercise of such Phantom Units shall be reduced by the difference between such Fair Market Value and such Base Price). The number of Phantom Units to be exercised shall be equal to the product of (i) the number of Phantom Units subject to the award then being exercised by such participant and held in the participant's account immediately prior to such exercise, multiplied by (ii) a fraction, the numerator of which is the number of UARs subject to such award then being exercised by such participant and the denominator of which is the total number of UARs subject to such award held in such participant's account immediately prior to such exercise. In the event of multiple awards to a single participant, the foregoing calculation shall be made separately with respect to the UARs and the Phantom Units issued pursuant to each award. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of a UAR or the crediting of a Phantom Unit or to the exercisability of all or a portion of an award evidencing UARs and/or Phantom Units. The Committee shall determine whether an award may be exercised in cumulative or non-cumulative installments and in part or in full at any time.







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        (c)  Notice of Exercise. An award may be exercised by giving written
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notice to the Corporate Secretary of the General Partner specifying the number of UARs to be exercised.

                        III. TERMINATION OF EMPLOYMENT

3.1     Disability, Retirement or Death. Unless otherwise specified in the
        -------------------------------
Agreement relating to an award, if the employment with, or for, the General Partner of a participant terminates by reason of Disability, Retirement or death, each award held by such participant shall be exercisable only to the extent that the UARs and Phantom Units subject to such award are exercisable on the effective date of such participant's termination of employment or date of death, as the case may be, and may thereafter be exercised by such participant or such participant's executor, administrator, legal representative or similar person, as the case may be until and including the earliest to occur of (i) the date which is three years (or such other period as set forth in the Agreement relating to such award) after the effective date of such participant's termination of employment or date of death, as the case may be, and (ii) the expiration date of the term of such award.


3.2     Other Termination. Unless otherwise specified in the Agreement relating
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to an award or at the discretion of the Committee exercised at any time after the grant of an award, if the employment with, or for, the General Partner of a participant terminates for any reason other than Disability, Retirement or death, each award held by such participant shall terminate automatically on the effective date of such participant's termination of employment.


3.3     Death Following Termination of Employment. Unless otherwise specified in
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the Agreement relating to an award, if a participant dies during the three-year period following termination of employment by reason of Disability or Retirement (or such other period as set forth in the Agreement relating to such award), each award held by such participant shall be exercisable only to the extent that the UARs and Phantom Units subject to such award are exercisable on the date of such participant's death and may thereafter be exercised by the participant's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to an award) after the date of death and (ii) the expiration date of the term of such award.

               IV. PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

4.1     Eligibility. Each Non-Employee Director shall be granted UARs in
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accordance with this Article IV.


4.2     Grants of UARs. Each Non-Employee Director shall be granted UARs and
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Phantom Units as follows:

        (a) Time of Grant. Annually, on the third Tuesday of each April
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beginning in 1995, each person who is a Non-Employee Director on such date shall be granted 1,500 UARs.


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        (b) UARs. The Base Price of a UAR granted to a Non-Employee Director
            ----
shall be 100% of the Fair Market Value of a Common Unit on the date of grant of such UAR.

        (c) Phantom Units. Phantom Units shall be credited to the account of
            -------------
each Non-Employee Director in accordance with the provisions of Section 2.2.

4.3     Exercise Provisions. Each award granted under this Article IV shall be
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subject to the following exercise provisions.

        (a) Exercisability. Subject to Section 4.4, one-half (50%) of the UARs
            --------------
and any Phantom Units related thereto subject to an award shall become exercisable on the date which is two years after the date of grant of such UARs and on the date which is three years after the date of grant of such UARs, all UARs and any Phantom Units related thereto which are then unexercisable shall become exercisable.

        (b) Exercise Period and Exercisability. An award under this Plan shall
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be settled solely in cash. An award may be exercised only during an Exercise
Window Period or on the expiration date of the term of such award, an election to exercise shall be subject to approval of the Company and no award shall be exercised later than seven years after its date of grant. Phantom Units may only be exercised in connection with an exercise of UARs (although in order to exercise the Phantom Units related to a UAR, a Non-Employee Director may exercise a UAR even if at the time of such exercise, the Fair Market Value of one Common Unit is less than the Base Price of such UAR, in which event the amount payable due to the exercise of such Phantom Units shall be reduced by the difference between such Fair Market Value and such Base Price). The number of Phantom Units to be exercised shall be determined automatically and shall be equal to the product of (i) the number of Phantom Units subject to the award then being exercised by such Non-Employee director and held in the Non-Employee Director's account immediately prior to such exercise, multiplied by (ii) a fraction, the numerator of which is the number of UARs subject to such award then being exercised by such Non-Employee Director and the denominator of which is the total number of UARs subject to such award held in such Non-Employee Director's account immediately prior to exercise. In the event of multiple awards to a single Non-Employee Director, the foregoing calculation shall be made separately with respect to the UARs and Phantom Units issued pursuant to an award.

        (c) Notice of Exercise. An award may be exercised by giving written
            -----------------
notice to the Corporate Secretary of the General Partner specifying the number of UARs to be exercised.

4.4     Termination of Service as a Director. Each award granted under this
        ------------------------------------
Article IV shall be subject to the following termination provisions:


        (a) Disability, Retirement or Death. If the service as a director of the
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General Partner of a Non-Employee Director terminates by reason of Disability,
Retirement or death, each award held by such Non-Employee shall be exercisable only to the extent that the UARs and Phantom Units subject to such award are exercisable on the effective date of such Non-Employee Director's termination of service or date of death, as the case may be, and may thereafter be exercised by such Non-Employee Director or such Non-Employee Director's executor, administrator, legal representation or similar person, as the case may be, until and including the earliest to occur of (i) the date which is three years after the effective date of such Non-Employee


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Director's termination of service or date of death, as the case may be, and (ii)
the expiration date of the term of such award.

        (b) Other Termination. If the service as a director of the General
            -----------------
Partner of a Non-Employee Director terminates for any reason other than Disability, Retirement or death, each award held by such Non-Employee Director shall terminate automatically on the effective date of such Non-Employee Director's termination of service.

        (c) Death Following Termination of Service. If a Non-Employee Director
            --------------------------------------
dies during the three-year period following termination of service by reason of Disability or Retirement, each award held by such Non-Employee Director shall be exercisable only to the extent that the UARs and Phantom Units subject to such award are exercisable on the date of such Non-Employee Director's death and may thereafter be exercised by the Non-Employee Director's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is one year after the date of death and (ii) the expiration date of the term of such award.

                                  V. GENERAL

5.1     Effective Date and Term of Plan. This Plan shall become effective as of
        -------------------------------
April 18, 1995. This Plan shall terminate ten years after its effective date unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

5.2     Amendments. The Board may amend this Plan as it shall deem advisable,
        ----------
provided, however, that no amendment may impair the rights of a holder of an outstanding award without the consent of such holder; and provided further that, subject to Section 5.6, the number of UARs granted to Non-Employee Directors pursuant to Article IV, the date of grant of any such UARs, the termination provisions relating to such UARs and the category of persons eligible to be granted such UARs shall not be amended more than once every six months, other than to comply with changes in the Code or ERISA, or the rules and regulations thereunder. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

5.3     Agreement. Each award under this Plan shall be evidenced by an Agreement
        ---------
setting forth the terms and conditions applicable to such award. No such award shall be valid until an Agreement is executed by the General Partner and the recipient of such award and upon execution by each party and delivery of the Agreement to the General Partner, such award shall be effective as of the effective date set forth in the Agreement.

5.4     Non-Transferability. No UARs or Phantom Units shall be transferable
        -------------------
other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the General Partner. Except as permitted by the foregoing sentence, each UAR or Phantom Unit may be exercised during a participant's lifetime only by the participant or the participant's legal representative or other person acting in a similar capacity. Except as permitted by the second preceding sentence, no UAR or Phantom Unit may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) to be subject to execution, attachment or similar process. Upon any attempt to sell,


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transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any UAR or Phantom Unit, such award and all rights thereunder shall immediately become null and void.

5.5 Tax Withholding. The General Partner shall have the right to require, prior
    ---------------
to any cash payment pursuant to an award made hereunder, payment by the holder of such award of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation.

5.6 Adjustment. In the event of any unit split, unit dividend, recapitalization,
    ----------
reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Units other than a regular cash distribution, the number and types of awards available under this Plan, the number and types of awards subject to each outstanding award, including the number of UARs granted to Non-Employee Directors pursuant to Article IV, the Base Price per UAR and the terms of each outstanding award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding UARs without an increase in the aggregate Base Price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

5.7 No Right of Participation or Employment. No person shall have any right to
    ---------------------------------------
participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment with, or service as a director or, the General Partner, Borden or any affiliate or affect in any manner the right of the General Partner or Borden to terminate the employment of any person at any time without liability hereunder.

5.8 Rights as Unitholder. No person shall have any right as a unitholder of the
    --------------------
Partnership with respect to any UARs or Phantom Units of the Partnership which are subject to an award hereunder at any time.

5.9 Governing Law. The Plan, each award hereunder and the related Agreement, and
    -------------
all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.



As approved as of April 18, 1995  /s/ J. M. Saggese
                                -------------------------------------
                                J. M. Saggese,
                                Chairman of the Board, President and Chief
                                 Executive Officer
                                BCP Management, Inc.